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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 28, 2005

AMERICAN HOME MORTGAGE ASSETS LLC (as company under a Pooling and Servicing Agreement, dated as of December 1, 2005, providing for, inter alia, the issuance of Mortgage-Backed Pass-Through Certificates, Series 2005-2)


                        AMERICAN HOME MORTGAGE ASSETS LLC
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             (Exact name of registrant as specified in its charter)

          DELAWARE                    333-125741                 72-1600641
 ------------------------------       -----------            -------------------
 (State or Other Jurisdiction         (Commission            (I.R.S. Employer
 of Incorporation)                    File Number)           Identification No.)


538 Broadhollow Road                                               11747
MELVILLE, NEW YORK                                               --------
-------------------                                             (Zip Code)
(Address of Principal
Executive Offices)


Registrant's telephone number, including area code, is (516) 622-8960


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  8.1      Opinion of Thacher Proffitt & Wood LLP



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              AMERICAN HOME MORTGAGE ASSETS LLC


                                              By:  /s/ Alan B. Horn
                                                   -----------------------------
                                              Name:    Alan B. Horn
                                              Title:   Executive Vice President


Dated: January 12, 2006



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                                   EXHIBIT 8.1